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                       Securities and Exchange Commission
                              Washington, DC 20549

                                    FORM 8-K

                                 Current Report
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 13, 2002


                            PEET'S COFFEE & TEA, INC.
                 (Exact name of Company as Specified in Charter)



                                   Washington
                 (State or Other Jurisdiction of Incorporation)

                                     0-32233
                            (Commission File Number)


                                   91-0863396
                        (IRS Employer Identification No.)
                                1400 Park Avenue,
                              Emeryville, CA 94608
               (Address of Principal Executive Offices) (Zip code)


                                 (510) 594-2100
              (Registrant's telephone number, including area code)


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Item 5.  Other Events

On May 13, 2002, Peet's Coffee and Tea, Inc. (the "Company") issued a press release announcing the appointment of Patrick O'Dea as its new president and chief executive officer. Christopher Mottern, the outgoing president and chief executive officer, will become chairman of the Company's board of directors and
H. William Jesse, Jr., the current chairman, will remain as a member of the board. The Company's press release, dated May 13, 2002, entitled "Peet's Coffee & Tea, Inc. Appoints Patrick O'Dea to President and Chief Executive Officer" is attached hereto and incorporated by reference herein as Exhibit 99.1.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

     (c) Exhibits.

     Exhibit No.           Description

     -------------         --------------
         99.1              Press release of the Company dated May 13, 2002.






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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     PEET'S COFFEE & TEA, INC.



Date: May 14, 2002                  By:  /s/ Mark N. Rudolph
                                         ---------------------------------
                                         Mark N. Rudolph
                                         Vice President, Treasurer,
                                         Secretary and Chief Financial Officer




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